UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

KCG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54991	38-3898306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Vesey Street

New York, NY 10282

(Address of principal executive offices)

(646) 682-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on June 2, 2017, a complaint relating to the merger (the “Merger”) between KCG Holdings, Inc. (“KCG”) and Virtu Financial, Inc. (“Virtu”) was filed against KCG, the board of directors of KCG (the “KCG Board”), Virtu, Orchestra Merger Sub, Inc. (“Merger Sub”), an indirect, wholly owned subsidiary of Virtu, and Jefferies LLC (“Jefferies”), a 24.5% shareholder of KCG, in the Court of Chancery of the State of Delaware (the “Court”). The case is captioned Greenway v. KCG Holdings, Inc., et al., Case No. 2017-0421-JTL (the “Greenway Action”). Among other things, the complaint alleged that, prior to the time that the KCG Board approved the voting agreement between Jefferies and Virtu on April 20, 2017, Jefferies and Virtu reached an “agreement”, “arrangement” or “understanding” with respect to the “ownership” of Jefferies’ shares of KCG Class A common stock, as those terms are defined in the Delaware General Corporation Law (the “DGCL”), thereby causing Virtu to become an “interested stockholder” under, and subject to the restriction on business combinations set forth in, Section 203 of the DGCL. Jefferies and Virtu deny that they entered into any agreement, arrangement or understanding within the meaning of Section 203 of the DGCL prior to the KCG Board approval and dispute the assertion that Virtu was an interested stockholder under Section 203.

On June 2, 2017, the plaintiff filed a motion seeking to enjoin preliminarily the stockholder vote on the Agreement and Plan of Merger, dated April 20, 2017 (the “Merger Agreement”), among KCG, Virtu and Merger Sub, on several grounds. The Court scheduled a preliminary injunction hearing to be held on July 7, 2017 on the plaintiff’s claim that Virtu was an interested stockholder prior to the KCG Board approval and the Merger thus is subject to the restrictions in Section 203 of the DGCL.

On June 29, 2017, the parties filed a stipulation (the “Stipulation”) and proposed order withdrawing the plaintiff’s motion for a preliminary injunction. The Court approved and entered the proposed order on June 30, 2017 and the hearing previously scheduled for July 7, 2017 was cancelled.

Although the preliminary injunction hearing has been cancelled, the Greenway Action and all claims thereunder remain ongoing. Accordingly, holders of KCG’s Class A common stock are urged to vote “FOR” all proposals, including the proposal to authorize the Merger for purposes of Section 203 of the DGCL, submitted to KCG stockholders in Amendment No. 1 to the Definitive Proxy Statement filed with the Securities and Exchange Commission on June 28, 2017.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, KCG has filed relevant materials with the SEC, including a proxy statement on Schedule 14A. INVESTORS AND STOCKHOLDERS OF KCG ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING KCG’S PROXY STATEMENT AND ANY AMENDMENT THERETO, BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders may obtain copies of the documents free of charge at the SEC’s website (http://www.sec.gov). Investors and stockholders may also obtain copies of documents filed by KCG with the SEC by requesting them from KCG in writing at Investor Relations, KCG Holdings, Inc., 300 Vesey Street, New York, NY 10282 or by email at jmairs@kcg.com, or by visiting KCG’s website (http://investors.kcg.com).

Participants in Solicitation

KCG and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of KCG Class A common stock in connection with the proposed Merger. Information about KCG’s directors and executive officers is available in KCG’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials filed with the SEC regarding the proposed Merger. Investors and stockholders should read the proxy statement carefully before making any investment or voting decisions.

Forward-looking Statements

Certain statements contained herein constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects,” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or similar expressions. These “forward-looking statements” are not historical facts and are based on current expectations, estimates and projections about KCG’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the inability to manage trading strategy performance and grow revenue and earnings; (ii) the receipt of additional payments from the sale of KCG Hotspot that are subject to certain contingencies; (iii) changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by Congress, federal and state regulators, self-regulatory organizations and the media on market structure issues, and in particular, the scrutiny of high frequency trading, best execution, internalization, alternative trading systems, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (iv) past or future changes to KCG’s organizational structure and management; (v) KCG’s ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG’s customers and potential customers; (vi) KCG’s ability to keep up with technological changes; (vii) KCG’s ability to effectively identify and manage market risk, operational and technology risk, cybersecurity risk, legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (viii) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; (ix) the effects of increased competition and KCG’s ability to maintain and expand market share; (x) the migration of KCG’s Jersey City, NJ data center operations to other commercial data centers and colocations; (xi) the completion of the Merger in a timely manner or at all; (xii) obtaining required governmental approvals of the Merger on the terms expected or on the anticipated schedule; (xiii) KCG’s stockholders failing to approve the Merger; (xiv) the parties to the Merger Agreement failing to satisfy other conditions to the completion of the Merger, or failing to meet expectations regarding the timing and completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (xv) the effect of the announcement or pendency of the Merger on KCG s business relationships, operating results, and business generally; (xvi) risks that the proposed Merger disrupts current operations of KCG and potential difficulties in KCG employee retention as a result of the Merger; risks related to diverting management’s attention from KCG s ongoing business operations; (xvii) the outcome of any legal proceedings that may be instituted against KCG related to the Merger Agreement or the Merger, including the Greenway Action; and (xviii) the amount of the costs, fees, expenses and other charges related to the Merger. The list above is not exhaustive. Because forward looking statements involve risks and uncertainties, the actual results and performance of KCG may materially differ from the results expressed or implied by such statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, KCG also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein. Readers should carefully review the risks and uncertainties disclosed in KCG’s reports with the SEC, including those detailed in “Risk Factors” in Part I, Item 1A and elsewhere in the Annual Report on Form 10-K for the year ended December 31, 2016 and the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KCG Holdings, Inc.

(Registrant)

Date: July 5, 2017	By:	/s/ John McCarthy
	Name:	John McCarthy

	Title:	General Counsel